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                                                                      Exhibit 99


[BDO LETTERHEAD]



March 26, 2002


Securities and Exchange Commission
450 5th Street N.W.
Washington, DC 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on March 23, 2002, to be filed by our former client, Nocopi Technologies, Inc. We agree with the statements made in response to that item insofar as they relate to our Firm.


Very truly yours,


/s/ BDO Seidman, LLP
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BDO Seidman, LLP